AGF Investments Trust

AGF Global Sustainable Equity Fund

(the “Fund”)

Supplement dated March 1, 2023, to the currently effective

Prospectus and Statement of Additional Information (“SAI”) for the Fund, each dated November 1, 2022, as supplemented from time to time

This supplement provides updated information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

Effective immediately, Vishal Bané is added as a co-portfolio manager for the Fund.

Accordingly, effective immediately, the Fund’s Prospectus and SAI are revised as set forth below.

The section of the Prospectus entitled “Portfolio Manager” is deleted and replaced with the following:

Portfolio Managers

Martin Grosskopf, Vice President and Portfolio Manager, has been a portfolio manager of the Fund since November 2017. Vishal Bané, Co-Portfolio Manager, has been a co-portfolio manager of the Fund since March 2023.

The third and fourth paragraphs in the section of the Prospectus entitled “Investment Advisory Services—Portfolio Managers” is deleted and replaced with the following:

The portfolio manager of the AGF Global Sustainable Equity Fund, Martin Grosskopf, and co-portfolio manager of the AGF Global Sustainable Equity Fund, Vishal Bané, undertake portfolio management activities for the Fund.

Mr. Grosskopf, Vice President and Portfolio Manager, manages investment portfolios for AGFI and AGFA, and also provides input on sustainability and ESG issues across the AGF investment teams. Mr. Grosskopf is also a former board member of the Responsible Investment Association (RIA). Mr. Grosskopf’s portfolio management experience began when he joined Acuity Investment Management Inc., a firm acquired by AGF Management Limited and AGFI, in 2000 as Director of Sustainability Research and Portfolio Manager. He served as a Project Manager with CSA International from 1997 until 2000 and prior to 1997, he was an Environmental Scientist with Acres International Limited. Mr. Grosskopf holds a BA from the University of Toronto, an MES from York University and an MBA from the Schulich School of Business and NIMBAS.

Mr. Bané, Co-Portfolio Manager, manages investment portfolios for AGFI and also provides input on sustainability and ESG issues across the AGF investment teams. Mr. Bané served as an associate portfolio manager at AGFI from 2020 to 2023 and as an analyst at AGFI from 2017 until 2020. Prior to joining AGFI, Mr. Bané worked in ESG Research at MSCI Inc. and served as an assistant manager at the National Stock Exchange of India. Mr. Bané is a CFA charterholder and received his Master of Science in Finance from the Beedie School of Business at Simon Fraser University.

The third paragraph in the section of the SAI entitled “Information About the Adviser” is deleted and replaced with the following:

Martin Grosskopf has been a portfolio manager of the AGF Global Sustainable Equity Fund since November 2017 and Vishal Bané has been a co-portfolio manager of the AGF Global Sustainable Equity Fund since March 2023.

The following is added to the end of the table in the section of the SAI entitled “Information About the Adviser—Other Accounts Managed by the Portfolio Managers”:

	Registered Investment Companies*		Other Pooled Investment Vehicles**		Other Accounts		Performance Fee Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Vishal Bané ***	1	$3.7	5	$638.5	3	$584.2	N/A	N/A

*Registered Investment Companies include all funds managed by the Portfolio Manager, including the Funds

**Other Pooled Investment Vehicles include Canadian-registered mutual funds, including ETFs, managed by the Portfolio Manager

*** As of January 31, 2023

The following is added to the end of the table in the section of the SAI entitled “Information About the Adviser—Disclosure of Securities Ownership”:

Name of Portfolio Manager	Dollar Range of Securities Beneficially Owned
Vishal Bané *	None

* As of January 31, 2023

Please Retain This Supplement for Future Reference